Exhibit 99.1

Certification by the Chief Executive Officer

Pursuant to 18 U. S. C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U. S. C. Section 1350, I, Franklin D. Raines, hereby certify that, to the best of my knowledge,

(a) the Annual Report of Fannie Mae (formally, the Federal National Mortgage Association) on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”), as filed with the Securities and Exchange Commission on March 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Fannie Mae.

/s/ FRANKLIN D. RAINES

Franklin D. Raines
Chairman of the Board of Directors
and Chief Executive Officer

March 31, 2003

      A signed original of this written statement required by Section 906 has been provided to Fannie Mae and will be retained by Fannie Mae and furnished to the Securities and Exchange Commission or its staff upon request.